Schedule of Investments (unaudited)
November 30, 2025
 Putnam Sustainable Leaders ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 97.5%
Communication Services — 7.9%
Entertainment — 1.9%
Liberty Media Corp.-Liberty Formula One, Class C Shares	66,234	$6,357,139 *
Walt Disney Co.	98,355	10,275,147
Total Entertainment		16,632,286
Interactive Media & Services — 6.0%
Alphabet Inc., Class A Shares	160,314	51,329,337

Total Communication Services		67,961,623
Consumer Discretionary — 12.0%
Automobiles — 1.9%
Tesla Inc.	37,350	16,066,850 *
Broadline Retail — 5.4%
Amazon.com Inc.	198,135	46,209,045 *
Hotels, Restaurants & Leisure — 1.3%
Hilton Worldwide Holdings Inc.	39,849	11,358,160
Household Durables — 1.1%
DR Horton Inc.	59,544	9,468,091
Specialty Retail — 1.5%
Home Depot Inc.	36,680	13,091,826
Textiles, Apparel & Luxury Goods — 0.8%
On Holding AG, Class A Shares	164,754	7,247,528 *

Total Consumer Discretionary		103,441,500
Consumer Staples — 5.3%
Beverages — 1.1%
Keurig Dr Pepper Inc.	339,093	9,460,695
Consumer Staples Distribution & Retail — 2.8%
Costco Wholesale Corp.	9,563	8,736,661
Walmart Inc.	137,289	15,171,808
Total Consumer Staples Distribution & Retail		23,908,469
Personal Care Products — 1.4%
Unilever PLC, ADR	205,970	12,479,722

Total Consumer Staples		45,848,886
Financials — 11.4%
Banks — 4.6%
Bank of America Corp.	244,910	13,139,421
JPMorgan Chase & Co.	83,362	26,098,975
Total Banks		39,238,396
Capital Markets — 2.7%
KKR & Co. Inc.	102,359	12,519,529
TPG Inc.	184,419	10,895,475
Total Capital Markets		23,415,004
Consumer Finance — 1.5%
Capital One Financial Corp.	60,655	13,287,691
Financial Services — 1.9%
Mastercard Inc., Class A Shares	29,386	16,177,875
See Notes to Schedule of Investments.

Putnam Sustainable Leaders ETF 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
November 30, 2025
 Putnam Sustainable Leaders ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value

Insurance — 0.7%
Aon PLC, Class A Shares	15,706	$5,558,667

Total Financials		97,677,633
Health Care — 13.3%
Biotechnology — 2.8%
AbbVie Inc.	65,059	14,813,934
Regeneron Pharmaceuticals Inc.	11,940	9,315,469
Total Biotechnology		24,129,403
Health Care Equipment & Supplies — 2.1%
Becton Dickinson & Co.	39,761	7,714,429
Boston Scientific Corp.	106,054	10,772,966 *
Total Health Care Equipment & Supplies		18,487,395
Life Sciences Tools & Services — 3.0%
Mettler-Toledo International Inc.	6,560	9,687,283 *
Thermo Fisher Scientific Inc.	26,846	15,861,422
Total Life Sciences Tools & Services		25,548,705
Pharmaceuticals — 5.4%
AstraZeneca PLC, ADR	106,999	9,920,947
Eli Lilly & Co.	26,869	28,896,804
GSK PLC, ADR	150,523	7,204,031
Total Pharmaceuticals		46,021,782

Total Health Care		114,187,285
Industrials — 7.3%
Building Products — 1.5%
Allegion PLC	32,239	5,352,641
Trane Technologies PLC	18,077	7,619,094
Total Building Products		12,971,735
Commercial Services & Supplies — 1.1%
Republic Services Inc.	42,108	9,139,962
Ground Transportation — 1.0%
Canadian Pacific Kansas City Ltd.	114,573	8,314,563
Machinery — 3.7%
Fortive Corp.	161,586	8,641,619
Ingersoll Rand Inc.	171,733	13,797,029
Otis Worldwide Corp.	109,590	9,737,072
Total Machinery		32,175,720

Total Industrials		62,601,980
Information Technology — 33.1%
IT Services — 0.9%
Accenture PLC, Class A Shares	29,964	7,491,000
Semiconductors & Semiconductor Equipment — 13.1%
ASML Holding NV, Registered Shares	10,752	11,397,120
Broadcom Inc.	110,330	44,458,577
Marvell Technology Inc.	100,405	8,976,207
NVIDIA Corp.	270,106	47,808,762
Total Semiconductors & Semiconductor Equipment		112,640,666
Software — 11.1%
Cadence Design Systems Inc.	22,968	7,162,341 *
See Notes to Schedule of Investments.

Putnam Sustainable Leaders ETF 2025 Quarterly Report

 Putnam Sustainable Leaders ETF
(Percentages shown based on Fund net assets)
	Security	Shares	Value

Software — continued
	Microsoft Corp.	133,044	$65,458,978
	Roper Technologies Inc.	28,610	12,766,354
	ServiceNow Inc.	12,011	9,757,857 *
Total Software			95,145,530
Technology Hardware, Storage & Peripherals — 8.0%
	Apple Inc.	246,721	68,798,151

Total Information Technology			284,075,347
Materials — 2.0%
Chemicals — 1.2%
	Linde PLC	26,085	10,703,197
Construction Materials — 0.8%
	CRH PLC	58,119	6,971,956

Total Materials			17,675,153
Real Estate — 2.2%
Industrial REITs — 0.9%
	Prologis Inc.	57,885	7,439,959
Office REITs — 0.7%
	BXP Inc.	86,589	6,265,580
Real Estate Management & Development — 0.6%
	FirstService Corp.	30,998	4,862,036

Total Real Estate			18,567,575
Utilities — 3.0%
Electric Utilities — 3.0%
	Constellation Energy Corp.	35,400	12,898,344
	NextEra Energy Inc.	149,690	12,916,750

Total Utilities			25,815,094
Total Investments before Short-Term Investments (Cost — $658,911,766)			837,852,076
	Rate
Short-Term Investments — 2.1%
Putnam Government Money Market Fund, Class P Shares (Cost — $17,817,425)	3.780%	17,817,425	17,817,425 (a)(b)
Total Investments — 99.6% (Cost — $676,729,191)			855,669,501
Other Assets in Excess of Liabilities — 0.4%			3,463,684
Total Net Assets — 100.0%			$859,133,185

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2025, the total market value of investments in Affiliated Companies was $17,817,425 and the cost was $17,817,425 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Putnam Sustainable Leaders ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Putnam Sustainable Leaders ETF (the “Fund”) is a separate diversified investment series of Putnam ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund seeks long-term capital appreciation.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from

Putnam Sustainable Leaders ETF 2025 Quarterly Report

market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$837,852,076	—	—	$837,852,076
Short-Term Investments†	17,817,425	—	—	17,817,425
Total Investments	$855,669,501	—	—	$855,669,501

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended November 30, 2025. The following transactions were effected in such company for the period ended November 30, 2025.

	Affiliate Value at August 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Putnam Government Money Market Fund, Class P Shares	$14,269,559	$82,055,399	82,055,399	$78,507,533	78,507,533

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2025
Putnam Government Money Market Fund, Class P Shares	—	$159,390	—	$17,817,425

Putnam Sustainable Leaders ETF 2025 Quarterly Report